UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15 (d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2020

Navient Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-36228	46-4054283
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

123 Justison Street, Wilmington, Delaware	19801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (302) 283-8000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.01 per share	NAVI	The Nasdaq Global Select Market
6% Senior Notes due December 15, 2043	JSM	The Nasdaq Global Select Market

ITEM 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported by Navient Corporation (the “Company”) (NASDAQ: NAVI) in a Current Report on Form 8-K filed with the Securities and Exchange Committee on June 2, 2020 (the “Initial Form 8-K”), the Company announced that Ted Morris was appointed as Acting Chief Financial Officer and Principal Accounting Officer effective immediately. This Current Report on Form 8-K/A is being filed as an amendment to the Initial Form 8-K to describe the terms of Mr. Morris’s compensation.

Mr. Morris will receive an annual base salary of $285,000 for the Company’s 2020 fiscal year, with a target annual cash incentive opportunity equal to 125% of his annual base salary. Prior to his appointment as Acting Chief Financial Officer, in February 2020, Mr. Morris received an annual equity award of restricted stock units (“RSUs”) and performance stock units (“PSUs”) with grant date values of $187,500 and $62,500, respectively. The number of RSUs and PSUs granted was based upon the closing market price of the Company’s common stock on the date of grant, February 6, 2020. The RSUs will vest in one-third equal increments on the first, second and third anniversary of the grant date, subject to Mr. Morris’s continued employment with the Company. The PSUs are designed to vest at the end of 2022, with a potential payout ranging from 0% to 150% of the target number of units, based on the Company’s cumulative performance over the 2020-22 performance period. Both the RSUs and the PSUs are subject to the same terms and conditions applicable to RSUs and PSUs granted to other senior executives under the Company’s existing long-term incentive program. Finally, Mr. Morris will be eligible to receive a cash supplemental bonus of $30,000 for each calendar month in which he serves any part of that month as Acting Chief Financial Officer, with a minimum aggregate bonus amount of $100,000.

The foregoing summary of the RSU Agreement is qualified in its entirety by reference to the full text of the agreement which is incorporated by reference to Exhibit 10.2 to the Company’s Form 10-Q filed on May 1, 2020. The foregoing summary of the PSU Agreement is qualified in its entirety by reference to the full text of the agreement which is incorporated by reference to Exhibit 10.1 to the Company’s Form 10-Q filed on May 1, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVIENT CORPORATION

Date: June 5, 2020	By:	/s/ Mark L. Heleen
Mark L. Heleen
Chief Legal Officer